SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 22, 2002



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


           NEW YORK                     333-54992               11-2571221
  (State or other jurisdiction    (Commission File Number)    (IRS Employer
   of incorporation)                                         Identification No.)

                3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK 11572
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On May 22, 2002, American Medical Alert Corp., a New York corporation (the "Company"), issued a press release announcing the signing of a $3 Million credit facility with The Bank of New York.

     A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Not applicable.
        (b)   Not applicable.
        (c)   Exhibits.

    Exhibit
      No.                            Description
      ---                            -----------

     99.1 Press Release of the Company dated May 22, 2002, announcing the signing of a $3 Million credit facility with The Bank of New York.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 22, 2002

                                           AMERICAN MEDICAL ALERT CORP.


                                           By:  /s/ Jack Rhian
                                              ----------------------------------
                                                Name:   Jack Rhian
                                                Title:  Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------

    Exhibit
      No.                            Description
      ---                            -----------

     99.1 Press Release of the Company dated May 22, 2002, announcing the signing of a $3 Million credit facility with The Bank of New York.